EXHIBIT 10.11
                           AGREEMENT WITH REGISTER.COM
Name of Customer
Co-Branded Services Agreement register.com, inc.
Date
2

                                               Customer Initials       _________


                                              register.com Initials    _________

Name of Customer Co-Branded Services Agreement register.com, inc.

Date

Customer Initials     __________


                                               register.com Initials  __________




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                       CO-BRANDED SITE SERVICES AGREEMENT

         This Co-Branded Site Services Agreement ("Agreement"), dated as of October 20, 1999, is made and entered into by and between register.com, inc., a Delaware corporation ("Register.com" or "register.com") with its office AT 575 8TH AVENUE, 11TH Floor, New York, NY 10018 and Cathay Online, Inc. with its
principal                   offices                  located                  at
______________________________________________________
_____________________________("Customer").

WHEREAS,  register.com is a registrar of generic Top-level Domain Names,("gTLDs)
 .com, .net and .org. Register.com also registers various country code Top Level Domains ("ccTLDs");

WHEREAS, register.com engages in the business of domain name registration and registrar services and certain other Internet and non-Internet services;

WHEREAS, Customer seeks to enhance its service offerings with the capacity to provide its end users ("Customer End Users") with Top-level Domain Name registration and other register.com services (the "Services");

WHEREAS, register.com and Customer wish to make the Services available on a co-branded Web site (the "Co-Branded Site");

WHEREAS, Customer wishes to place text link(s), button(s), and banner(s) ("Service Access Options") on Customer's web site to direct Customer End Users to the Co-Branded Site where they can use the Services;

NOW THEREFORE, Register.com and Customer, in consideration of certain agreements hereinafter set forth, mutually agree as follows:

1.       DEFINITIONS

1.1      "Home  Page"  shall  mean  the  primary   home  web  page   located  at
         http://______________ and/or domain name registration pages.

1.2 "HotLink" shall mean text or graphics on a web page that when clicked automatically call up another web page.

1.3 "Launch Date" shall mean the date the Co-Branded Site is publicly accessible via the Internet.

1.4      "Referred User" shall mean a Customer End User who uses the Services.

1.5 "Gross Fee" shall mean the price paid by the Referred User for the Services, which prices shall be set at the sole discretion of register.com.

1.6 "Net Fee" shall mean the Gross Fee, less any registry fees or fees paid to regulatory agencies, including but not limited to the Internet Corporation for Assigned Names and Numbers ("ICANN"), value added taxation authorities and any other taxes, credit card processing fees or additional fees, and a bad debt allowance of 5%.

2.       SCOPE OF SERVICES

2.1. CREATION AND MAINTENANCE OF THE CO-BRANDED SITE. Register.com shall create, host and maintain the Co-Branded Site. The Services shall be made available on the Co-Branded Site. The use and placement of the Customer's Marks (as hereinafter defined) on the Co-Branded Site shall be subject to Customer's prior approval.

2.2. SERVICES PROVIDED BY REGISTER.COM. The Services to be provided by register.com under this Agreement, and register.com's specific obligations relating thereto, are set forth in Schedule 1. Customer further acknowledges that certain Services provided by register.com are regulated by third parties, including without limitation ICANN and the U.S. Department of Commerce. Register.com reserves the right to modify the Services provided hereunder in order to comply with the third party obligations to which it is bound. All Services provided by register.com to Referred Users shall be subject to register.com's standard terms and conditions. In the event that Customer undertakes the registration of any of Customer End Users' domain names using the Services, Customer agrees that it shall use its best efforts to ensure that all such Customer End Users are bound by register.com's standard terms and conditions.

2.3. REFERRED USER SUPPORT. Register.com will provide customer support for Referred Users. Customer shall be responsible for user support for any other service offered by Customer, and shall also be responsible for user support in connection with accessing the Co-Branded Site (e.g., working links, transmission). Customer shall not make any representations regarding the support to be provided by register.com without register.com's prior written consent.

2.4. INTEGRATION AND CUSTOMER SUPPORT. The Co-Branded Site will be linked to Customer's web site through the Service Access Options. The parties shall cooperate, each at its own expense, in selecting the appropriate Service Access Options for Customer's web site, and the placement thereof, to enable Customer to make the Co-Branded Site and the Services available to the Customer End Users. The Service Access Options shall be available on Customer's web site within thirty days after execution of this Agreement. Register.com shall provide reasonable support during the Term during normal business hours (9am to 8pm EST) to Customer to handle inquiries from Customer regarding the Co-Branded Site and the Services.

2.5. COSTS. Register.com shall provide the Services, including hardware, software and network requirements, at its own expense, except for the fees and service costs charged to Customer hereunder, as set forth in
         Schedule 2. Customer shall implement the Service Access Options, including hardware, software and network requirements, and coding of links and buttons, at its own expense.

2.6. DNS SERVERS. The Customer shall have the option, but will in no way be obligated, to use register.com DNS servers for registrations made on the co-branded website.

2.7. TECHNICAL CONTACT: The customer shall also have the option of being listed as the technical contact for registrations made from the co-branded webpage


2.8. PROMOTION. The parties shall agree to a joint marketing campaign to promote the Services and the Service Access Options. Customer agrees to display the Register.com Marks on the Home Page (or other page, as mutually agreed by the parties) of Customer's Web site above the fold, which will be a HotLink or a direct link to the Co-Branded Site.

2.9. TRANSFER. Customer shall use best efforts to recommend to the Customer End Users to transfer their domain names to register.com as the primary and preferred registrar. Transfer of domain name procedures shall be available from the Co-Branded Site. Each domain name transferred to register.com shall be subject to the same Commission payment to
         Customer as names originally registered by register.com on the Co-Branded Site.

3.       FEES AND PAYMENTS

3.1 FEES TO CUSTOMER. Register.com shall pay Customer the Commission as set forth in Schedule 2 of this Agreement. Commission payments to Customer shall be made on a quarterly basis, in U.S. dollars, based on the prior quarter's actual revenue received by register.com from Referred Users within forty-five (45) of the end of the applicable quarter.

3.2 FEE TO REGISTER.COM. Customer shall pay register.com the fee set forth in Schedule 2 of this Agreement.



4.       EXCLUSIVITY

4.1 EXCLUSIVITY. During the Term and for a ninety (90) day period thereafter, Customer shall not (a) use, offer, promote, develop, design or market any service competitive with the Services, or (b) display any other advertisements for or linked to domain name registration services on Customer's web site(s). Customer agrees to notify register.com within seven (7) days of applying to become an ICANN-accredited registrar. Register.com reserves the right to terminate this agreement in such event.

5        USE OF MARKS AND OWNERSHIP

5.1 USE OF REGISTER.COM LOGO. Register.com hereby grants to Customer and Customer accepts a limited, non-exclusive, non-transferable right during the Term to use, display, transmit, distribute and reproduce the register.com graphical logo and trademark(s) (collectively, the "Register.com Marks"), and content provided by register.com about the Services, on Customer's Web site solely for the purpose of providing access to, and information about, the Co-Branded Site and the Services. All uses of the Register.com Marks require the prior approval of register.com. Register.com will provide Customer with electronic versions of the Register.com Marks for Customer's use in implementing the Service Access Options and other promotional and informational materials about the Services. All uses of the Register.com Marks by Customer will inure to the benefit of register.com

5.2 TRANSLATION. Register.com will allow the Customer to translate the co-branded website into French and shall facilitate these efforts by providing the Customer with the necessary, base html templates.

5.3 USE OF CUSTOMER LOGO. Customer hereby grants to register.com and register.com accepts a limited, non-exclusive, non-transferable right during the Term to use, display, transmit, distribute and reproduce the Customer graphical logo and trademark(s) (collectively, the "Customer Marks") on the Co-Branded Site and on register.com's Web site for the purpose of promoting the Co-Branded Site. All uses of the Customer Marks require the prior approval of Customer. Customer will provide register.com with electronic versions of the Customer Marks for register.com's use. All uses of the Customer Marks by register.com will inure to the benefit of Customer.

5.4 OWNERSHIP. Customer acknowledges that, as between register.com and Customer, register.com owns all right, title and interest in the Register.com Marks, in all components of the register.com Web site(s) and in all components of the Co-Branded Site, other than content provided by Customer and the Customer Marks. Register.com acknowledges that, as between Customer and register.com, Customer owns all right, title and interest in the Customer Marks, and in all components of Customer's own Web site(s), other than links or branding provided by register.com, including content provided by register.com and the Register.com Trademarks.

6.       CONFIDENTIALITY

6.1 NON-DISCLOSURE. The parties agree and acknowledge that, as a result of negotiating, entering into and performing this Agreement, each party has and will have access to certain of the other party's Confidential Information (as defined below). Each party also understands and agrees that misuse and/or disclosure of that information could adversely affect the other party's business. Accordingly, the parties agree that, during the Term of this Agreement and for a period of five (5) years thereafter, each party shall (a) use and reproduce the other party's Confidential Information only for the purposes of this Agreement and only to the extent necessary for such purpose; (b) restrict disclosure of the other party's Confidential Information to its employees, consultants or independent contractors with a need to know and (c) not disclose the other party's Confidential Information to any third party without prior written approval of the other party. Notwithstanding the foregoing, it shall not be a breach of this Agreement for either party to disclose Confidential Information of the third party if required to do so under law or in a judicial or other governmental investigation or proceeding, provided the other party has been given prior notice and the disclosing party has sought all available safeguards against widespread dissemination prior to such disclosure.

6.2 CONFIDENTIAL INFORMATION DEFINED. As used in this Agreement, the term "Confidential Information" refers to: (i) the terms and conditions of this Agreement; (ii) each party's trade secrets, current or future business plans, strategies, opportunities, methods and/or practices; and (iii) other information relating to either party that is not generally known to the public, including information about either party's personnel, customers, designs, protocols, know-how, processes, costs, prices, finances and research and development. Customer agrees the customer data and Referred User data collected and aggregated by register.com through the domain name registration process, and all register.com processes and protocols provided by register.com under this Agreement are Confidential Information of register.com. Notwithstanding the foregoing, the term "Confidential Information" specifically excludes (a) information that is now in the public domain or subsequently enters the public domain by publication or otherwise through no action or fault of the other party; (b) information that is known to either party without restriction, prior to receipt from the other party under this Agreement, from its own independent sources as evidenced by such party's written records, and which was not acquired, directly or indirectly, from the other party; (c) information that either party receives from any third party reasonably known by such receiving party to have a legal right to transmit such information, and not under any obligation to keep such information confidential; and (d) information independently developed by either party's employees or agents provided that either party can show that those same employees or agents had no access to the Confidential Information received hereunder.

7.       TERM AND TERMINATION

7.1 TERM. The term of this Agreement shall commence as of the Launch Date and shall continue for a period as set forth in Schedule 2.

7.2 TERMINATION. Either party may terminate this Agreement if the other party materially breaches its obligations hereunder and such breach remains uncured for thirty (30) days following written notice of the breach given to the breaching party.

7.3 PERFORMANCE. Register.com reserves the right to terminate this Agreement at any time in the event that, in register.com's reasonable judgment, Customer does not adequately support the Customer End Users or if the Referred Users submit domain name registrations that are fraudulent or result in an excessively high non-payment rate.

7.4 EFFECT OF TERMINATION. In the event of termination of this Agreement for any reason, all terms of this Agreement which by their nature extend beyond its termination such as, but not limited to, section 4.1, remain in effect until fulfilled, and apply to respective successors and assigns. Neither party shall be liable to the other for damages of any sort resulting solely from terminating this Agreement in accordance with its terms.

8.       FORCE MAJEURE

         In the event that either party is prevented from performing, or is unable to perform, any of its obligations under this Agreement due to any cause beyond the reasonable control of the party invoking the provision, the affected party's performance shall be excused and the time for performance shall be extended for the period of delay or inability to perform due to such occurrence.

9.       REPRESENTATION AND WARRANTIES

         Each party represents that it has the right to enter into this Agreement and that its entry into this Agreement will not violate its obligations to any third party.

10.      LIMITATION OF LIABILITY

10.1 REGISTER.COM SHALL NOT BE LIABLE FOR ANY TRANSMISSION OR OTHER ERRORS BEYOND ITS CONTROL THAT PREVENT IT FROM PROVIDING THE SERVICES.

10.2 EXCEPT AS EXPRESSLY WARRANTED HEREIN, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ITS WEB SITE(S), THE
         CONTINUATION OR SUCCESS THEREOF, THE MATERIALS CONTAINED THEREIN, THE SERVERS USED OR THE GOODS OR SERVICES OFFERED BY EITHER PARTY AND EACH PARTY EXPRESSLY DISCLAIMS ANY WARRANTIES, EXPRESS, IMPLIED, OR
         STATUTORY, INCLUDING BUT NOT LIMITED TO, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

10.3 UNDER NO CIRCUMSTANCES SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY FOR INDIRECT, INCIDENTAL, CONSEQUENTIAL, SPECIAL OR EXEMPLARY DAMAGES (EVEN IF SUCH DAMAGES ARE FORESEEABLE OR THAT PARTY HAS BEEN ADVISED OR HAS CONSTRUCTIVE KNOWLEDGE OF THE POSSIBILITY OF SUCH DAMAGES), ARISING FROM SUCH PARTY'S PERFORMANCE OR NON-PERFORMANCE PURSUANT TO ANY PROVISION OF THIS AGREEMENT OR THE OPERATION OF SUCH PARTY'S SITE (INCLUDING SUCH DAMAGES INCURRED BY THIRD PARTIES), SUCH AS, BUT NOT LIMITED TO, LOSS OF REVENUE OR ANTICIPATED PROFITS OR LOST BUSINESS. IN NO EVENT SHALL EITHER PARTY BE LIABLE FOR DAMAGES IN EXCESS OF THE AMOUNT RECEIVED BY SUCH PARTY UNDER THIS AGREEMENT. NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, HOWEVER, THIS SECTION SHALL NOT LIMIT EITHER PARTY'S LIABILITY TO THE OTHER FOR (A) WILLFUL AND MALICIOUS MISCONDUCT; (B) DIRECT DAMAGES TO REAL OR TANGIBLE PERSONAL PROPERTY;
         (C) BODILY INJURY OR DEATH CAUSED BY NEGLIGENCE OR (D) INDEMNIFICATION OR CONFIDENTIALITY OBLIGATIONS HEREUNDER.

11.      INDEMNITY

11.1 INDEMNIFICATION BY REGISTER.COM. Register.com will, at its own expense, indemnify, defend and hold harmless Customer, and its employees, representatives and affiliates, against any third party claim, suit, action or other proceeding brought against Customer based on or arising from a claim that any register.com intellectual property infringes in any manner upon any intellectual property right of any third party or has otherwise resulted in any tort, injury, damage or harm to any person or entity. Register.com will pay any and all costs, damages and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by Customer in connection with or arising from any such claim, suit, action or proceeding. The foregoing indemnity is conditioned upon prompt written notice by Customer to register.com of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by register.com; and such reasonable cooperation by Customer in the defense as register.com may request.

11.2 INDEMNIFICATION BY CUSTOMER. Customer, at its own expense, will indemnify, defend and hold harmless register.com, and its employees, representatives and affiliates, against any third party claim, suit, action or other proceeding brought against register.com based on or arising from a claim that services provided by Customer, or that any content or software produced or provided by Customer, or any content presented on any Internet site produced, maintained or published by Customer, infringes in any manner on any intellectual property right of any third party or has otherwise resulted in any tort, injury, damage or harm to any person or entity. Customer, at its own expense, will also indemnify, defend and hold harmless register.com, and its employees, representatives and affiliates, against any disputes, complaints, acts, errors or omissions caused by or as a result of any action of Customer End Users. Customer will pay any and all costs, damages and expenses, including, but not limited to, reasonable attorneys' fees and costs awarded against or otherwise incurred by register.com in connection with or arising from any claim, suit, action or proceeding. The foregoing indemnity is conditioned upon: prompt written notice by register.com to Customer of any claim, action or demand for which indemnity is claimed; complete control of the defense and settlement thereof by Customer; and such reasonable cooperation by register.com in the defense as Customer may request.

11.3 SETTLEMENT. Neither party shall, without prior written consent of the other party, settle, compromise or consent to the entry of any judgment with respect to any pending or threatened claim unless the settlement, compromise or consent provides for and includes an express, unconditional release of all claims, damages, liabilities, costs and expenses, including reasonable legal fees and expenses, against the indemnified party.

12.      NOTIFICATION

12.1 Any notice required to be given hereunder shall be given in writing and delivered personally, sent by certified mail, return receipt requested, or by Federal express or other recognized overnight delivery service to each of the parties at their respective addresses herein above set forth or at such other addresses as any party may hereafter notify the other of in such manner. Any notices sent by certified mail shall be deemed given on the day such notice is received.

     To register.com:
     Register.com

     575 8TH AVENUE, 11TH Floor
     New York, NY 10018
     Attn: Richard Forman, CEO

     With a copy to: Terri Seligman, Esq., Loeb & Loeb LLP
              345 Park Avenue, New York, NY 10154


     To Customer:
     ===================
     -------------------
     Attn: _______________

12.2 PRESS RELEASES. Customer and register.com may jointly prepare press release(s) concerning the existence of this Agreement and the terms hereof. Otherwise, no public statements concerning the existence of terms of this Agreement shall be made or released to any medium except with prior approval of Customer and register.com or as required by law. Both parties will agree upon the content, timing and necessity of all such press releases.

13.      RELATIONSHIP OF THE PARTIES

         Except as a party may be specifically authorized in writing by the other, nothing herein contained shall be construed as authorizing a party to bind the other in any way nor as constituting a party an agent or representative of the other.

14.      TAXES

         Each party shall be responsible for and pay its own sales taxes , use taxes and any other taxes imposed by any jurisdiction as a result of
         (a) entry into this Agreement (b) the performance of any of the provisions of this Agreement or (c) the transfer of any property, rights or any other grant hereunder.

15.      GOVERNING LAW

         This Agreement shall be governed by the laws of the State of New York, USA, and both Customer and register.com consent to jurisdiction and venue in any and all disputes hereunder in the state or federal courts of the City of New York.

16.      ASSIGNMENT

         Neither party may assign this Agreement, or any of its rights, interests or obligations without the prior written approval of the other party, which approval shall not be unreasonable withheld, provided however that either party shall have the right to assign its rights and obligations hereunder without consent of the other party to a party which acquires the assignor by merger or sale, or which acquires all or substantially of the assignor's stock or assets or which controls, is controlled by, or is under the common control with the assignor. All of the terms of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

17.      ENTIRETY

         This Agreement shall not be effective until signed by both parties. This Agreement constitutes the entire agreement between the parties with respect to the Services and all other subject matter hereof and supercedes all prior communications. This Agreement shall not be modified except by written agreement dated subsequent to the date of this agreement and signed on behalf of register.com and Customer by their respective duly authorized representatives.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

         register.com, inc.                                 ____________________




         By (Signature)                                       By (Signature)



         Name (Print)                                         Name (Print)



         Title                                                Title



         Date                                                 Date

                            SCHEDULE 1 (THE SERVICES)

Complete domain name registration Services include but are not limited to:

a)       Checking for domain name availability
b)       Confirming Referred User intention to register
c) Requiring Referred User to login to create or re-use domain registration profile d) Billing of Referred User via credit card e) Entering Referred User domain name into appropriate registrar database

              SCHEDULE 2 (TERM, FEES AND PERFORMANCE REQUIREMENTS)

TERM

The term of this Agreement shall commence as of the Launch Date and shall continue for a period of three (3) years (the "Term") or until terminated as provided in Section 7. The Term shall be extended for additional, consecutive one (1) year periods, unless either party gives the other written notice of termination at least ninety (90) days prior to the expiration of the then current term. Before entering into an agreement with any other person or entity with respect to the services offered by register.com, Customer shall permit register.com to present a competitive offer.

FEES AND COMMISSION

COMMISSION PAYABLE TO CUSTOMER:

Register.com will pay Customer a commission based upon a percentage of register.com's Net Fees received from the registration of each domain name registered through the Co-Branded Site (the "Commission"). The Commission payable to Customer is on a sliding scale based on monthly volume, as follows:

Generic TLDs (i.e., .com, .net, .org)

  Number of Monthly gTLD            Commission
       registrations              Percentage (%)

          0 - 500                      10 %
        501 - 1000                     12.5%
        1000 - 2500                     15%
          2500 +                        30%


ccTLDs: Country Code Top Level Domains (i.e., .md, .fm, .co.uk)

  Number of Monthly ccTLD           Commission
       registrations              Percentage (%)

         Unlimited                      10%



By way of illustration, if there are 3000 gTLD registrations and 1000 ccTLD registrations on the Co-Branded Site in January, 2000, the Commission payable to Customer for January shall be 20% of the Net Fees received by register.com with respect to such gTLD registrations, (.com, .net, .org) and 10% of the Net Fees received by register.com from ccTLD registrations, (.md, .kz, .ac, etc).

FEE PAYABLE TO REGISTER.COM:

Customer shall pay register.com a one time set up fee of $5,000 for providing the Co-Branded Site. This fee will be waived if this Agreement is executed before November 1, 1999